Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event
Subsequent Events
In January 2015, we launched an offer to repurchase all of the outstanding convertible notes due 2024 and repaid the $130.5 million loan to QIAGEN Finance and repurchased the related warrants to optimize our balance sheet by reducing the related potential share dilution. Concurrently, all of the outstanding 2004 Notes were tendered, and we currently expect to make approximately $250 million of cash payments from existing reserves for the repurchase.
In February 2015, QIAGEN Marseille, a fully consolidated entity, agreed to the sale of all its business, including all assets and liabilities, with the exception of its intellectual property portfolio. The value of the transaction has been fixed at €1.2 million.